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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)   FEBRUARY 15, 2007


                                   NEXEN INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     CANADA
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                 (State or Other Jurisdiction of Incorporation)


                  1-6702                                 98-6000202
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         (Commission File Number)             (IRS Employer Identification No.)


             801 - 7TH AVENUE S.W.
           CALGARY, ALBERTA, CANADA                              T2P 3P7
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     (Address of Principal Executive Offices)                   (Zip Code)


                                 (403) 699-4000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.        DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 15, 2007, Nexen Inc. issued a press release announcing its year-end results for the fiscal year ended December 31, 2006. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

         Exhibit
         Number      Description
         ------      -----------


         99.1        Press release of Nexen Inc. dated February 15, 2007.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: February 15, 2007

                                           NEXEN INC.


                                           By: /s/ Sylvia L. Groves
                                               ----------------------------
                                               Name:  Sylvia L. Groves
                                               Title: Assistant Secretary


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                                 EXHIBIT INDEX


         Exhibit           Description
         -------           -----------

         99.1              Press release of Nexen Inc. dated February 15, 2007